U.S. Securities and Exchange Commission
                             Washington, D.C. 20549

                                     FORM 8K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): June 30, 2004


                          VISTA CONTINENTAL CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                           Commission File No. 2-90519

       Delaware                                              72-0510027
----------------------                                     ---------------
(State or Jurisdiction                                     (I.R.S Employer
   of Incorporation)                                     Identification No.)


                      6600 West Charleston Boulevard, #118
                               Las Vegas, NV 89146
                            Telephone: (702) 228-2077
          -------------------------------------------------------------
          (Address and telephone number of principal executive offices)




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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

On June 30, 2004, Vista Continental Corporation ("Vista") entered into an asset purchase agreement (the "Agreement") with Miranda Mining III (Guyana) ) Inc., a corporation incorporated under the Companies Act of Guyana ("Miranda III") whereby Vista agreed to purchase from Miranda III 4,000 shares of the issued and outstanding capital stock of Miranda Mining I (Guyana) Inc., a corporation incorporated under the Companies Act of Guyana (Miranda I"). The 4,000 shares of capital stock of Miranda I owned by Miranda III represent a 40% ownership interest in Miranda I (the "Purchased Assets"). The purchase price for the Purchased Assets is 36,000,000 restricted shares of Vista's common stock, $.001 par value. The closing of the transaction contemplated by the Agreement is subject to the satisfactory completion of a due diligence review of the assets and liabilities of Miranda III and Miranda I. Pursuant to the Agreement, the transaction is expected to close on or before July 30, 2004. The above summary description of the terms and conditions of the Agreement is qualified in its entirety by the specific terms and conditions of the Agreement a copy of the Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Through the acquisition of the Purchased Assets, Vista shall become the owner of a 40% equity interest in Miranda I. Miranda I is the owner, through two deeds of assignment, of the exclusive rights to mine 31 river claims located along the Mazrauni River in the interior of the Republic of Guyana (the "River Claims"). Miranda I is also the owner, in addition to other assets, of two 10-inch Hydraulic Cutterhead Dredges, which are located in the Republic of Guyana. Currently, Miranda I is using the dredges to mine gold and diamonds out of certain of the River Claims. The can be no assurances that Miranda I will be able to profitably mine the River Claims.

Upon completion of the transaction contemplated by the Agreement, Vista will be subject to numerous risks associated with its ownership interest in Miranda I, including but not limited to: mining laws and regulations of the Republic of Guyana and importation and exportation laws and regulations of the Republic of Guyana that could materially impact Vista's ability to derive revenues from its ownership interest in Miranda I.

The 36,000,000 shares of Vista common stock to be issued to Miranda III in exchange for the Purchased Assets, will issued pursuant to an exemption from registration under the Securities Act of 1933, as amended. The purchase price for the Miranda III shares was determined through negotiations by and between Vista and Miranda III.

Miranda III is 100% owned by Alberto DoCouto who is the majority shareholder of Vista. Furthermore, Mr. DoCouto owns and controls the remaining 60% of Miranda I not owned by Miranda III.

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

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial statements of businesses acquired
     -------------------------------------------

not applicable

(b) Pro forma financial information
    -------------------------------

not applicable

(c) Exhibits

Exhibit Number             Description
--------------             -----------

10.1                       Asset Purchase Agreement

99.1 Press Release dated June 30th, 2004 (furnished pursuant to Item 9.


ITEM 9. REGULATION FD DISCLOSURE

On June 30, 2004, Vista Continental Corporation issued a press release announcing its acquisition from Miranda III of 4,000 shares of the issued and outstanding capital stock of Miranda I, representing a 40% ownership interest in Miranda I. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


                                   SIGNATURES

     In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    VISTA CONTINENTAL CORPORATION
                                            (Registrant)

Date: June 30, 2004
                                    /s/ Lawrence Nash
                                    -------------------------------------
                                    Dr. Lawrence Nash, CEO


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